UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2007

Cyberkinetics Neurotechnology Systems, Inc.
(Exact name of registrant specified in charter)

Delaware	000-50505	13-4287300
(State of	(Commission File	(IRS Employer
Incorporation)	Number)	Identification No.)

100 Foxborough Blvd., Suite 240
Foxborough, MA 02035
(Address of principal executive offices) (Zip Code)

508-549-9981
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02  Departure of Directors or Certain Officers; Election of Directors: Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 27, 2007, the Compensation Committee of the Board of Directors (the “Board”) of Cyberkinetics Neurotechnology Systems, Inc. (OTCBB: CYKN) (“Cyberkinetics”) approved bonuses for its executive officers for the fiscal year ended December 31, 2006.

The following table sets forth information concerning the compensation earned by our Chief Executive Officer, Chief Financial Officer and the four most highly compensated executive officers who served during the year ended December 31, 2006, and whose total compensation during the year ended December 31, 2006 exceeded $100,000 (the “Named Executive Officers”).

Summary Compensation Table
		Salary	Bonus	Stock Awards	Option Awards	All Other Compensation	Total
Name and Position	Year	($)	($)(1)	($)	($) (2)	($)	($)
Timothy R. Surgenor	2006	259,044	75,000	--	129,169	6,174	469,387
President, Chief Executive	2005	250,995	50,000	--	--	6,060	307,055
Officer and Director	2004	246,292	125,000	--	--	5,761	377,053
John P. Donoghue, Ph.D.	2006	61,350	7,500	--	452,943	--	521,793
Chief Scientific Officer and	2005	188,694	--	--	--	--	188,694
Director (3)	2004	--	--	--	--	57,690	57,690
Mark A. Carney	2006	186,926	62,344	--	23,978	--	273,248
Executive Vice President, Director (4)
Kurt H. Kruger	2006	63,535	18,750	13,167	43,714	--	139,166
Chief Financial Officer (5)
J. Christopher Flaherty	2006	216,816	41,250	--	23,083	1,891	283,040
Executive Vice President,	2005	211,078	37,500	--	--	647	249,225
Technology and Intellectual	2004	203,734	50,000	--	--	1,115	254,849
Property
Jonathan T. Hartmann	2006	132,126	90,000		39,956	25,000	287,082
Vice President, Sales & Marketing (6)

(1)	Includes bonus amounts accrued in year of service whether paid during year of service or thereafter. See below for further information concerning the 2006 and 2004 bonuses.

(2)
Effective January 1, 2006, the Company adopted Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payments (SFAS 123R) using the modified prospective transition method. SFAS 123R requires all stock-based awards, including employee stock options, to be recognized in the income statement based on their fair values. The dollar amount represents the total compensation expense for stock option awards recognized in our financial statements in accordance with SFAS 123R. For information regarding our valuation of option awards, refer to “Stock-Based Compensation” in Note 2 to our Condensed Consolidated Financial Statements included in our Quarter Report on Form 10-QSB filed on November 14, 2006 and Note 2 to our Consolidated Financial Statements included in our Annual Report on Form 10-KSB filed on March 30, 2006.

(3)
John P. Donoghue, Ph.D. was hired on January 1, 2005. He was a consultant to Cyberkinetics from August 25, 2002 to December 31, 2004. The amount reflected under “All Other Compensation” reflects the compensation paid to Mr. Donoghue as a consultant to Cyberkinetics.

(4)	Mark A. Carney was hired on February 14, 2006.

(5)	Kurt H. Kruger was hired on September 18, 2006.

(6)
Jonathan T. Hartmann was hired on March 31, 2006. The amount reflected under “All Other Compensation” reflects a sign-on bonus paid to Mr. Hartmann that is subject to forfeiture should he for any reason terminate his employment with Cyberkinetics within twelve months of employment.

2006 Bonus Awards

The following Named Executive Officers earned the bonuses indicated below for the year ended December 31, 2006:

	Cash Bonus	Dollar Value of Stock Bonus*	Shares Issued*
Timothy R. Surgenor	$63,700	$11,300	10,000
John P. Donoghue, Ph.D.	$7,500	--	--
Mark A. Carney	$62,344	--	--
Kurt H. Kruger	$9,374	$9,376	8,297
J. Christopher Flaherty	$30,938	$10,312	9,126
Jonathan T. Hartmann	$90,000	--	--

*	Number of shares issued is based upon a per share price of $1.13 on the date of grant.

2004 Bonus Awards

The following Named Executive Officers earned the bonuses indicated below for the year ended December 31, 2004:

	Cash Bonus	Dollar Value of Stock Bonus*	Shares Issued*
Timothy R. Surgenor	$100,000	$25,000	11,111
J. Christopher Flaherty	$40,001	$9,999	4,444

*	Number of shares issued is based upon a per share price of $2.25 on the date of grant.

The Compensation Committee awarded the 2006, 2005 and 2004 cash bonuses to Mr. Surgenor pursuant to, and consistent with, his existing employment agreement, dated November 3, 2004. Mr. Surgenor's employment agreement reflects a target cash bonus of $100,000 and provides the Compensation Committee with the discretion to award up to the full target amount based on objective and mutually agreed upon criteria. For 2006, the criteria included, among other things, progress on acquiring, obtaining a humanitarian designation, and planning a humanitarian device exemption filing for the Andara OFS therapy, progress on demonstrating proof of concept for the BrainGate Neural Interface System, and the initiation of a pilot program in Epilepsy seizure detection using the NeuroPort System. For 2005, the criteria included, among other things, progress on the launch of the NeuroPort(TM) System, raising additional capital and continued execution of the clinical trial. For 2004, the criteria included, among other things, achievement of certain regulatory approvals, execution of a clinical trial, and becoming a reporting company under the federal securities laws.

The Compensation Committee awarded the 2006 cash and stock bonuses to Mr. Carney pursuant to, and consistent with, his existing employment agreement, dated February 14, 2006. Mr. Carney's employment agreement reflects a target cash bonus of $100,000 (pro rated to $87,500 for 2006) and provides the Compensation Committee with the discretion to award up to the full target amount based on objective and mutually agreed upon criteria. For 2006, the criteria included, among other things, progress on integrating intellectual property acquired with Andara Life Science, Inc., obtaining a humanitarian designation, and planning a humanitarian device exemption filing for the Andara(TM) OFS(TM) Therapy, and progress in obtaining business development objectives.

The Compensation Committee awarded the 2006 cash and stock bonuses to Mr. Kruger pursuant to, and consistent with, his existing employment agreement, dated September 18, 2006. Mr. Kruger's employment agreement reflects a target cash bonus of $75,000 (pro rated to $25,000 for 2006) and provides the Compensation Committee with the discretion to award up to the full target amount based on objective and mutually agreed upon criteria. For 2006, the criteria included, among other things, progress on obtaining equity financing and the subsequent registration of shares from that financing.

The Compensation Committee awarded the stock bonuses pursuant to Cyberkinetic's Fourth Amended and Restated 2002 Equity Incentive Plan, as last amended by its stockholders on June 7, 2006. The shares issued pursuant to such stock bonus awards are not subject to a share repurchase option in favor of Cyberkinetics and are fully vested. The shares issued in 2004 are subject to lock-up agreements whereby the holders agreed not to offer, sell or otherwise dispose of 50% of such shares through the earlier of (i) the close of trading on October 6, 2007, or (ii) the first day after October 6, 2006, when, for a period of 20 consecutive trading days, the average stock price for Cyberkinetics' shares of common stock is greater than $8 per share and the average daily trading volume is over 50,000 shares (the “First Release”), and the remaining 50% of the shares until 180 days after the First Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyberkinetics Neurotechnology Systems, Inc.

By:	/s/ Timothy R. Surgenor
Name:	Timothy R. Surgenor
Title:	President and Chief Executive Officer

Dated: March 5, 2007